PROMISSORY NOTE AMENDMENT

     This Promissory Note Amendment (this “Amendment”) is made and entered into as of the 25th day of July, 2012 (the “Amendment Date”), by and between Trels Investments, Ltd. with principal offices located at 17 Gr. Xenopoulou Street, PO Box 54425, 3724 Limassol, Cypress (“Noteholder”) and PediatRx Inc., with principal offices located at 90 Fairmount Road West, Califon, NJ, 07830 USA (“Company”).

RECITALS

     WHEREAS, the Noteholder is the holder of a Promissory Note (the “Note”) dated June 15, 2009 in the principal amount of $50,000 (attached as Exhibit A) between the Noteholder and the Company which Note, as previously amended has a maturity date of August 15, 2012 (the “Maturity Date”) and bears interest at the rate of FIVE PERCENT (5%) PER ANNUM (the “Interest Rate”).

     WHEREAS, the Noteholder desires to extend the Maturity Date of the Note to December 31, 2012 and also desires that the Interest Rate be increased to TWELVE PERCENT (12%) PER ANNUM.

     WHEREAS, the Company desires to extend the Maturity Date of the Note to December 31, 2012 and also desires to increase the Interest Rate to TWELVE PERCENT (12%) PER ANNUM.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.1

Effective on the Amendment Date, the maturity date of the Note shall become December 31, 2012 and the Interest Rate shall become TWELVE PERCENT (12%) PER ANNUM, such rate to be applied from the Amendment Date forward.

1.2	Except as expressly amended by this Amendment, the parties hereto acknowledge that the Note is in good standing as at the date of this Amendment.

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto all as of the date first above written.

PediatRx Inc.		Trels Investments, Ltd.

By:		By:

Name:	Cameron Durrant	Name:

Title:	President and CEO	Title:

EXHIBIT A

THIS SECURITY WAS ISSUED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON AS DEFINED IN REGULATION S PROMULGATED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, IT MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THIS PROMISSORY NOTE MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

PROMISSORY NOTE

$50,000.00	JUNE 15, 2009

FOR VALUE RECEIVED, the undersigned promises to pay to the order of TRELS INVESTMENTS LTD. at its principal office located at 17 GR. XENOPOULOU STREET, PO BOX 54425, 3724 LIMASSOL CYPRUS, or at such other place as the holder of this Note may from time to time designate, the principal sum of FIFTY THOUSAND DOLLARS ($50,000.00) in lawful money of the United States of America, together with interest thereon as herein provided; on JUNE 15, 2011.

The principal amount or such portion thereof as shall remain outstanding from time to time shall accrue simple interest, calculated monthly in arrears, at a rate of FIVE PERCENT (5%) PER ANNUM commencing on the date of this promissory note and payable at maturity.

If principal is not paid when due, the undersigned promises to pay all costs of collection, including without limitation, legal fees, and all expenses in connection with the protection or realization of the collateral securing this promissory note, if any, or the enforcement of any guaranty hereof incurred by the holder(s) hereof on account of such collection, whether or not suit is filed hereon or thereon; such costs and expenses shall include, without limitation, all costs, expenses and legal fees incurred by the holder(s) hereof in connection with any insolvency, bankruptcy, arrangement or other similar proceedings involving the undersigned, or involving any endorser or guarantor hereof, which in any way affects the exercise by the holder(s) hereof of the rights and remedies of such holder(s) under this promissory note.

The undersigned, when not in default hereunder, will have the privilege of prepaying in whole or in part the principal sum without notice or bonus.

Presentment, protest, notice of protest and notice of dishonour are hereby waived.

STRIKER ENERGY CORP.

By:
JOSEPH CARUSONE, President